UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2005

PINNACLE FINANCIAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-31225	62-1812853
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

211 Commerce Street, Suite 300 Nashville, Tennessee (Address of Principal Executive Offices)	37201 (Zip Code)

(615) 744-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on April 18, 2005. The press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 2.02 of Form 8-K, was to announce results for the first quarter of 2005.

Item 7.01. Regulation FD Disclosure.

     This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on April 18, 2005. The press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K, was to announce results for the first quarter of 2005.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits:

99.1	The press release of Registrant, dated April 18, 2005, announcing results for the first quarter of 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.
By:	/s/ M. Terry Turner
M. Terry Turner
President and Chief Executive Officer

Date: April 19, 2005

EXHIBIT INDEX

99.1	The press release of Registrant, dated April 18, 2005, announcing results for the first quarter of 2005.

4